                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------



                       CANADIAN RECEIVABLES SALE AGREEMENT


                            DATED AS OF APRIL 4, 2006


                                      AMONG

                          WOLVERINE TUBE (CANADA) INC.
                                 AS ORIGINATOR,


                                       AND



                              DEJ 98 FINANCE, LLC,
                                    AS BUYER



--------------------------------------------------------------------------------

                       CANADIAN RECEIVABLES SALE AGREEMENT
                                TABLE OF CONTENTS

                                                                                                              PAGE
ARTICLE I             AMOUNTS AND TERMS OF THE PURCHASE..........................................................2

         Section 1.1           Purchase of Receivables...........................................................2

         Section 1.2           Payment for the Purchases.........................................................3

         Section 1.3           Sale Price Credit Adjustments.....................................................4

         Section 1.4           Payments and Computations, Etc....................................................4

         Section 1.5           License of Software...............................................................5

         Section 1.6           PPSA..............................................................................5

         Section 1.7           Allocation of Amounts.............................................................5

         Section 1.8           Non-Assignable Contracts..........................................................6

ARTICLE II            REPRESENTATIONS AND WARRANTIES.............................................................7

         Section 2.1           Representations and Warranties of Originator......................................7

                  (a)      Existence, Power and Residency........................................................7

                  (b)      Power and Authority; Due Authorization, Execution and Delivery........................7

                  (c)      No Conflict...........................................................................8

                  (d)      Governmental Authorization............................................................8

                  (e)      Actions, Suits........................................................................8

                  (f)      Binding Effect........................................................................8

                  (g)      Accuracy of Information...............................................................8

                  (h)      Use of Proceeds.......................................................................9

                  (i)      Good Title............................................................................9

                  (j)      Perfection............................................................................9

                  (k)      Places of Business and Locations of Records...........................................9

                  (l)      Collections..........................................................................10

                  (m)      Material Adverse Effect..............................................................10

                  (n)      Names................................................................................10

                  (o)      Ownership of Originator .............................................................10

                  (p)      Not a Holding Company or an Investment Company.......................................10

                  (q)      Compliance with Law..................................................................10

                  (r)      Compliance with Credit and Collection Policy.........................................11

                       CANADIAN RECEIVABLES SALE AGREEMENT
                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
                  (s)      Payments to Originator...............................................................11

                  (t)      Enforceability of Contracts..........................................................11

                  (u)      Eligible Receivables.................................................................12

                  (v)      Accounting...........................................................................12

                  (w)      OFAC.................................................................................12

                  (x)      Other Issues.........................................................................12

ARTICLE III           CONDITIONS OF PURCHASE....................................................................12

         Section 3.1           Conditions Precedent to Purchase.................................................12

         Section 3.2           Conditions Precedent to Subsequent Payments......................................12

ARTICLE IV            COVENANTS.................................................................................13

         Section 4.1           Affirmative Covenants of Originator..............................................13

                  (a)      Financial Reporting..................................................................13

                  (b)      Notices..............................................................................14

                  (c)      Compliance with Laws and Preservation of Existence...................................15

                  (d)      Audits...............................................................................16

                  (e)      Keeping and Marking of Records and Books.............................................16

                  (f)      Compliance with Contracts and Credit and Collection Policy...........................17

                  (g)      Ownership............................................................................17

                  (h)      Purchasers' Reliance.................................................................18

                  (i)      Collections..........................................................................18

                  (j)      Taxes................................................................................19

         Section 4.2           Negative Covenants of Originator.................................................19

                  (a)      Name Change, Offices and Records.....................................................19

                  (b)      Change in Payment Instructions to Obligors...........................................19

                  (c)      Modifications to Contracts and Credit and Collection Policy..........................20

                  (d)      Sales, Liens.........................................................................20

                  (e)      Accounting for Purchase..............................................................20

ARTICLE V             TERMINATION EVENTS........................................................................20

         Section 5.1           Termination Events...............................................................20

                       CANADIAN RECEIVABLES SALE AGREEMENT
                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
         Section 5.2           Remedies.........................................................................22

ARTICLE VI            INDEMNIFICATION...........................................................................22

         Section 6.1           Indemnities by Originator........................................................22

         Section 6.2           Other Costs and Expenses.........................................................26

         Section 6.3           Payments Free and Clear of Taxes, Etc............................................26

         Section 6.4           Currency.........................................................................27

ARTICLE VII           MISCELLANEOUS.............................................................................28

         Section 7.1           Waivers and Amendments...........................................................28

         Section 7.2           Notices..........................................................................28

         Section 7.3           Protection of Ownership Interests of Buyer.......................................28

         Section 7.4           Confidentiality..................................................................29

         Section 7.5           Bankruptcy Petition..............................................................30

         Section 7.6           Limitation of Liability..........................................................31

         Section 7.7           CHOICE OF LAW....................................................................31

         Section 7.8           CONSENT TO JURISDICTION..........................................................31

         Section 7.9           WAIVER OF JURY TRIAL.............................................................31

         Section 7.10          Integration; Binding Effect; Survival of Terms, Third Party Beneficiary..........32

         Section 7.11          Counterparts; Severability; Section References...................................32

         Section 7.12          Acknowledgement of Receipt/Waiver................................................33

         Section 7.13          Language.........................................................................33



                             EXHIBITS AND SCHEDULES

Exhibit I         -   Definitions

Exhibit II        -   Principal Place of Business; Location(s) of Records; Other Names

Exhibit III       -   Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV        -   Form of Compliance Certificate

Exhibit V         -   Copy of Credit and Collection Policy


                       CANADIAN RECEIVABLES SALE AGREEMENT
                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
Exhibit VI        -   Form of Quebec Assignment

Exhibit VII       -   Form of Purchase Report

Schedule A        -   List of Documents to Be Delivered to Buyer Prior to the Purchase

                       CANADIAN RECEIVABLES SALE AGREEMENT



                  THIS CANADIAN RECEIVABLES SALE AGREEMENT, dated as of April 4, 2006, is by and among Wolverine Tube (Canada) Inc. an Ontario corporation ("ORIGINATOR"), and DEJ 98 FINANCE, LLC, a Delaware limited liability company ("BUYER"). UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I HERETO (OR, IF NOT DEFINED IN EXHIBIT I HERETO, THE MEANINGS ASSIGNED TO SUCH TERMS IN
EXHIBIT I TO THE PURCHASE AGREEMENT).

                             PRELIMINARY STATEMENTS

                  Originator now owns, and from time to time hereafter will own, Receivables. Originator wishes to sell and assign to Buyer, and Buyer wishes to purchase from Originator, all of Originator's right, title and interest in and to its Receivables, together with the Related Security and Collections with respect thereto.

                  Originator and Buyer intend the transactions contemplated hereby to be true sales to Buyer by Originator of the Receivables, providing Buyer with the full benefits of ownership of such Receivables, and neither Originator nor Buyer intend these transactions to be, or for any purpose to be characterized as, loans from Buyer to Originator.

                  Following the purchase of Receivables from Originator, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Amended and Restated Receivables Purchase Agreement (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT") dated as of April 4, 2006 entered into by and among Buyer, as Seller, Wolverine Finance, LLC, a Tennessee limited liability company ("WOLVERINE FINANCE"), as initial Servicer, Wolverine Tube, Inc., a Delaware corporation, as Performance Guarantor, Variable Funding Capital Company, LLC, a Delaware limited liability company ("VARIABLE FUNDING"), The CIT Group/Business Credit, Inc., a New York corporation, individually and as co-agent, Wachovia Bank, National Association, a national banking association, in its individual capacity ("WACHOVIA"), and as agent for the Purchasers under the Transaction Documents (together with its successors and assigns in such latter capacity, the "AGENT").

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

     Section 1.1 Purchase of Receivables.

               (a) Effective on the date hereof, and in consideration for the Sale Price paid to Originator and upon the terms and subject to the conditions set forth herein (including without limitation, Section 1.8 hereof), Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from Originator, all of Originator's right, title and interest in and to all Receivables existing as of the close of business on the Initial Cutoff Date and all Receivables thereafter originated or acquired by Originator through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof (but subject to Section 1.8 hereof) Buyer shall acquire all of Originator's right, title and interest in and to all Receivables existing as of the Initial Cutoff Date and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Sale Price for the Receivables purchased hereunder from Originator in accordance with Section 1.2.

               (b) On the 20th day of each month hereafter (or if any such day is not a Business Day, on the next succeeding Business Day thereafter, Originator shall (or shall require the Servicer to) deliver to Buyer a report in substantially the form of Exhibit VII hereto (each such report being herein called a "PURCHASE REPORT") with respect to the Receivables sold by Originator to Buyer during the Settlement Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Sale Price for any Receivables purchased hereunder, Buyer may request that Originator deliver, and Originator shall deliver, such approvals, opinions, information or documents as Buyer may reasonably request.

               (c) It is the intention of the parties hereto that the Purchase of Receivables from Originator made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Sale Price Credits owed to Originator pursuant to Section 1.3, the sale of Receivables hereunder by Originator is made without recourse to Originator; PROVIDED, HOWEVER, that (i) Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Originator pursuant to the terms of the Transaction Documents to which Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of

          Originator. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than a loan secured thereby, Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Agent (as Buyer's assignee), Originator will execute and file such financing or continuation statements, or amendments or renewals thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, in all applicable jurisdictions, to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

     Section 1.2 Payment for the Purchases.

               (a) Buyer is obligated to pay the Sale Price for the Purchase from Originator of its Receivables purchased hereunder and in existence as of the close of business on the Initial Cutoff Date in full to Originator on the date hereof, and such Sale Price shall be paid to Originator by delivery of immediately available funds to Originator or to such bank account (the "DESIGNATED ACCOUNT") for the account of Originator as Originator may designate in writing to Buyer.

               (b) The Sale Price for each Receivable coming into existence or acquired by Originator after the Initial Cutoff Date and purchased hereunder shall be due and owing in full by Buyer, and Buyer is obligated to pay such Sale Price, to Originator or its designee in the manner provided in the following paragraph (c) (except that Buyer may, with respect to any such Sale Price, offset against such Sale Price any amounts owed by Originator to Buyer hereunder and which have become due but remain unpaid).

               (c) With respect to any Receivable coming into existence or acquired by Originator after the Initial Cutoff Date, Buyer shall pay Originator the Sale Price therefor by delivery of immediately available funds to Originator or to the Designated Account, as the case may be, such amount to be paid no later than the first Settlement Date next following the Settlement Period during which such Receivable came into existence or was acquired by Originator; provided that Buyer may at any time or from time to time pay such Sale Price in Canadian dollars, in an amount equal to the amount that would have been the Sale Price if it was calculated without converting the outstanding principal balance of the related Receivables into U.S. dollars.

               (d) From and after the Termination Date, Originator shall not be obligated to (but may, at its option) sell Receivables to Buyer.

     Section 1.3 Sale Price Credit Adjustments. If on any day:

               (a) the Outstanding Balance of a Receivable purchased from Originator is:

                    (i) reduced as a result of any defective or rejected or
               returned goods or services, any discount or any adjustment or otherwise by Originator (other than as a result of such Receivable becoming a Defaulted Receivable or to reflect cash Collections on account of such Receivable),

                    (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

               (b) any of the representations and warranties set forth in Sections 2.1(h), (i), (j), (l), (r), (s), (t), (u), the second sentence of Section 2.1(q) hereof and the last clause (relating to bulk sales laws) of Section 2.1(c) are not true when made or deemed made with respect to any Receivable,

then, in such event, Buyer shall be entitled to a credit (each, a "SALE PRICE CREDIT") against the Sale Price otherwise payable to Originator hereunder equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Sale Price Credit exceeds the Original Balance of the Receivables on any day, Originator shall pay the remaining amount of such Sale Price Credit in cash on such day.

     Section 1.4 Payments and Computations, Etc.

               (a) All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of Originator designated from time to time by Originator or as otherwise directed by Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; PROVIDED, HOWEVER, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law.

               (b) All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. For purposes of the Interest Act (Canada), the annual rate to which any such interest rate (or any other interest rate which is determined hereunder on the basis of a year of 360 days) is equivalent, is such interest rate multiplied by the actual number of days in the year in question, divided by 360.

     Section 1.5 License of Software.

               (a) To the extent that any software used by Originator to account for the Receivables is non-transferable, Originator hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by Originator or is owned by others and used by Originator under license agreements with respect thereto, PROVIDED THAT should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Aggregate Unpaids (as defined in the Purchase Agreement), and (ii) the date each of this Agreement and the Purchase Agreement terminates in accordance with its terms.

               (b) Originator (i) shall take such reasonable action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

     Section 1.6 PPSA. All transactions contemplated or evidenced by this Agreement, including the sale by Originator to Buyer of Receivables hereunder shall be subject to the PPSA and other applicable law. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured party under the PPSA and other applicable law, which rights and remedies shall be cumulative.

     Section 1.7 Allocation of Amounts. The parties acknowledge that the Receivables are conveyed hereunder excluding any PST or Finance Charges with respect thereto. If at any time any amounts are received in respect of a Receivable and it is unclear whether such amounts constitute PST or Finance Charges, the determination of the Servicer with respect thereto shall be conclusive, absent manifest error.

     Section 1.8 Non-Assignable Contracts.

               (a) To the extent that any consent or acknowledgement of a third Person (including the Obligor thereof, any governmental authority or agency thereof) is required for the sale, assignment, transfer, set-over or other conveyance to Buyer of a Receivable or Related Security to Buyer and such consent or acknowledgement is not obtained by Originator, then such Receivable or Related Security shall not be sold, assigned, transferred, set-over or otherwise conveyed to Buyer hereunder (but upon such consent or acknowledgement being obtained, such Receivable or Related Security shall be automatically, and without further action, sold, assigned, transferred, set-over and otherwise conveyed to Buyer hereunder).

               (b) Until such consent or acknowledgement is obtained Originator shall (at Originator's sole cost and expense), except with respect to the Receivables owing by Pyroil Canada, QBD Cooling Systems Inc. and Cambridge-Lee to which the balance of this paragraph (b) does not apply, from and after the date hereof, but without limiting Section 8.1(c) of the Purchase Agreement:

               (A) hold the benefits of such Receivable or Related Security (including any payments thereunder) in trust for Buyer in accordance with the provisions of this Section 1.8, such benefits to accrue fully to the benefit of Buyer;

               (B) in order that the full value of such Receivable or Related Security may be realized for the benefit of Buyer, take, at the request and under the direction of Buyer, in the name of Originator or otherwise as Buyer may specify, all such actions and do or cause to be done all such things as are, in the opinion of Buyer, necessary or proper in order that the value of such Receivable or Related Security is preserved and to ensure that Buyer is recognized as having the exclusive beneficial interest in such Receivable or Related Security; and

               (C) effect collection of money to become or which become due and payable under or in respect of such Receivable or Related Security and promptly pay over to Buyer all money collected by or paid to Originator in respect of such Receivable or Related Security (including enforcing any rights of Originator arising from any such Receivable or Related Security against any Person in accordance with the provisions hereof).

               (c) Without limiting the foregoing, Originator shall use all reasonable efforts following execution hereof, to obtain as quickly as possible, all such consents or acknowledgments that have not been obtained as of the execution hereof, including from Pyroil Canada, QBD Cooling Systems Inc. and Cambridge-Lee, provided that to the extent that any such consents or acknowledgments have not been obtained within two weeks following the date hereof, Originator shall forthwith take all necessary steps to ensure that the Collections in respect of the related Receivables are not deposited to one of the Collection Accounts listed in Exhibit III hereto but are instead (until such time as such consents or acknowledgments in each case are obtained), (i) paid to separate segregated accounts, and (ii) that such separate segregated accounts are made subject to a Collection Account Agreement.

               (d) To the extent any such consents or acknowledgments have been obtained as of the execution hereof, but were obtained by email or otherwise not in the form requested by counsel to the Agent, then, as further assurance thereof, at the request of the Buyer or its assigns, seek (and use all reasonable efforts to obtain within 2 weeks thereafter) such additional consents or acknowledgments, in writing and in such form as so requested.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of Originator. Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase and on each date that any Receivable is originated or acquired by Originator on or after the date hereof, that:

               (a) Existence, Power and Residency. Originator is a corporation, duly organized under the laws of the jurisdiction set forth after its name in the preamble to this Agreement (the "APPLICABLE STATE"), and no other jurisdiction. Originator is validly existing and in good standing under the laws of the Applicable State and is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect. Originator is a resident of Canada for the purposes of the Income Tax Act (Canada).

               (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and Originator's use of the proceeds of the Purchase made from it hereunder, are within its organizational powers and authority and have been duly authorized by all necessary organizational action on its part. This Agreement and each other Transaction Document to which Originator is a party has been duly executed and delivered by Originator.

               (c) No Conflict. The execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Originator or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

               (d) Governmental Authorization. Other than the filing of the financing statements and other registrations required hereunder and other than any consent required under the Financial Administration Act (Canada) in respect of the sale of any Receivables owing by a government or a governmental subdivision or agency, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

               (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of Originator's knowledge, threatened, against or affecting Originator, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Originator is not in default with respect to any order of any court, arbitrator or governmental body.

               (f) Binding Effect. This Agreement and each other Transaction Document to which Originator is a party constitute the legal, valid and binding obligations of Originator enforceable against Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (g) Accuracy of Information. All information heretofore furnished by Originator or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Originator or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time. There is no fact now known to any Authorized Officer of Originator which has, or would reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements, or any certificate, opinion or other written statement made or furnished by Originator or any of its Affiliates to Buyer.

               (h) Use of Proceeds. No portion of any Sale Price payment hereunder will be used (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to Originator or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

               (i) Good Title. Immediately prior to the Purchase from Originator hereunder and upon the creation of each Receivable after the Initial Cutoff Date, Originator (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the PPSA (or any comparable law) of all appropriate jurisdictions to perfect Originator's ownership interest in each such Receivable, its Collections and the Related Security.

               (j) Perfection. This Agreement, together with the filing of the financing statements and other registrations contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from Originator) (i) legal and equitable title to, with the right to sell and encumber each Receivable, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of Originator's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the PPSA (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the Collections.

               (k) Places of Business and Locations of Records. The principal places of business, domicile and chief executive office of Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed.

               (l) Collections. The conditions and requirements set forth in
          Section 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Originator has not granted any Person, other than Buyer (and its assigns) dominion and/or control of any Lock-Box or Collection Account, or the right to take dominion and/or control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

               (m) Material Adverse Effect. Since December 31, 2005, no event has occurred that would have a Material Adverse Effect.

               (n) Names. The name in which Originator has executed this Agreement is identical to the name of Originator as indicated on the public record of the Applicable State. Originator has never used any corporate names, trade names or assumed names (including, for greater certainty, any French name) other than the name in which it has executed this Agreement and as listed on Exhibit II. The exact legal name (including, for greater certainty, any French name) of each entity to which Originator is the successor by merger, amalgamation or other operation of law is listed on Exhibit II.

               (o) Ownership of Originator. Parent owns, directly or indirectly, 100% of the issued and outstanding Equity Interests of Originator. Such Equity Interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Originator.

               (p) Not a Holding Company or an Investment Company. Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

               (q) Compliance with Law. Originator has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (INCLUDING, WITHOUT LIMITATION, laws, rules and regulations relating to cost of borrowing, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy (including for greater certainty the Personal Information Protection and Electronic Documents Act (Canada) or any other applicable privacy laws), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

               (r) Compliance with Credit and Collection Policy. Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with Section 4.1(a)(vii).

               (s) Payments to Originator. The Sale Price received by Originator with respect to each Receivable constitutes reasonably equivalent value in consideration therefor (and for the Related Security and Collections in respect thereof) and approximately the fair market value thereof. No transfer hereunder by Originator of any Receivable is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended or under any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, Canada, any state or province thereof, or any other state or foreign country from time to time in effect affecting the rights of creditors generally, including without limitation, the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), the Winding-Up and Restructuring Act (Canada), the Assignments and Preferences Act (Ontario) and the Fraudulent Conveyances Act (Ontario), (collectively, "DEBTOR RELIEF LAWS"). Originator is not a bankrupt, an insolvent person, in insolvent circumstances, on the eve of insolvency, or unable to meet its engagements, as applicable, within the meaning of any of the Debtor Relief Laws. Originator will not become an insolvent person or be put in insolvent circumstances within the meaning of any of the Debtor Relief Laws by entering into, or immediately after completion of the transactions contemplated by, this Agreement. Originator has entered into this Agreement in good faith for the purpose of transferring the Receivables and the Related Security and Collections with respect thereto to Buyer and receiving from Buyer the consideration therefor specified in this Agreement, and not for the purpose of defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against Originator or for any other purpose relating in any way to the claims of creditors or others against Originator.

               (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder (or, in the case of any Receivable denominated in Canadian dollars, to pay the outstanding principal balance thereof in Canadian dollars) (subject to discounts for volume purchases and prompt payment granted in the ordinary course of business) and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (u) Eligible Receivables. Each Receivable reflected in any Purchase Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by Buyer hereunder.

               (v) Accounting. Originator accounts for the transactions contemplated by this Agreement in its financial statements as being true sales.

               (w) OFAC. Neither Originator nor any of its Subsidiaries (a) is a Sanctioned Person, (b) does business in a Sanctioned Country in violation of the economic sanctions of the United States administered by OFAC or (c) does business in such country or with any such agency, organization or person, in violation of the economic sanctions of the United States administered by OFAC.

               (x) Other Issues. No PST is payable in connection with any of the Receivables. None of the Receivables arise in connection with the provision of services. No more than 0.1% of the Receivables have as their Obligors, Persons resident in Newfoundland and no Obligors under the Receivables are individuals. As of the date hereof, the only Receivables in respect of which any required consent or acknowledgment to the assignment thereof hereunder have not been obtained, are those owing by Pyroil Canada, QBD Cooling Systems Inc. and Cambridge-Lee and the Outstanding Balance owing thereunder as of March 31, 2006 is $160,301.

                                  ARTICLE III
                             CONDITIONS OF PURCHASE

     Section 3.1 Conditions Precedent to Purchase. The Purchase under this Agreement is subject to the conditions precedent that Buyer shall have received on or before the date of the Purchase those documents listed on Schedule A.

     Section 3.2 Conditions Precedent to Subsequent Payments. Buyer's obligation to continue to purchase Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred under the Purchase Agreement;
(b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date any such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by Originator that such statements are then true):

                    (i) the representations and warranties set forth in Article
               II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                    (ii) no event has occurred and is continuing that will
               constitute a Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Sale Price for any Receivable (whether by payment of cash or by offset of amounts owed to Buyer), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to purchase such Receivable were in fact satisfied. The failure of Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct Originator to pay to Buyer an amount equal to the Sale Price payment that shall have been made with respect to any Receivables related thereto.

                                   ARTICLE IV
                                    COVENANTS

     Section 4.1 Affirmative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants as set forth below:

               (a) Financial Reporting. Originator will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                    (i) Annual Reporting. Within 90 days after the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) of Parent and its Subsidiaries for such fiscal year certified in a manner acceptable to Buyer (or its assigns) by independent public (or chartered) accountants acceptable to Buyer (or its assigns).

                    (ii) Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, consolidated balance sheets of Parent and its Subsidiaries as at the close of each such period and consolidated statements of income and retained earnings and a statement of cash flows of Parent and its Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

                    (iii) Compliance Certificate. Together with the financial
               statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by Originator's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                    (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of Originator or Parent, copies of all financial statements, reports and proxy statements so furnished.

                    (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Originator or any of its Subsidiaries or Affiliates files with the Securities and Exchange Commission or any securities commission or similar body in Canada.

                    (vi) Copies of Notices. Promptly upon its receipt of any
               notice of breach from any Collection Bank, or notice of default from any lender, copies of the same.

                    (vii) Change in Credit and Collection Policy. At least
               thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Buyer's (and the Agent's, as Buyer's assignee) consent thereto.

                    (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

               (b) Notices. Originator will notify Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                    (i) Termination Events or Unmatured Termination Events. The
               occurrence of each Termination Event and each

               Unmatured Termination Event, by a statement of an Authorized Officer of Originator.

                    (ii) Judgment and Proceedings. (1) The entry of any judgment or decree against Originator or any other Originator (as defined in the Purchase Agreement) or any of its or their Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against all such Originators and any of their Subsidiaries exceeds $2,500,000 (or the Canadian Dollar Equivalent thereof) after deducting (a) the amount with respect to which any of such Originators or Subsidiary is insured and with respect to which the insurer has not denied coverage, and
               (b) the amount for which any of such Originators or Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to Buyer (or its assigns), and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against any of such Originators which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                    (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                    (iv) Defaults Under Other Agreements. The occurrence of a
               default or an event of default under any other financing arrangement pursuant to which Originator is a debtor or an obligor and such financing arrangement is in excess of $2,500,000 (or the Canadian Dollar Equivalent thereof).

                    (v) ERISA Events. The occurrence of any ERISA Event.

                    (vi) Downgrade of Parent. Any downgrade in the rating of any
               Indebtedness of Parent by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

               (c) Compliance with Laws and Preservation of Existence. Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Originator will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have a Material Adverse Effect. Nothing herein shall be deemed to preclude Originator from merging or amalgamating with and into any other Originator (as defined in the Purchase Agreement).

               (d) Audits. Originator will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables sold by it as Buyer (or its assigns) may reasonably request. Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of Originator, permit Buyer (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts (other than those Contracts that contain a confidentiality provision that purports to restrict Buyer's (or its assigns) right to review the Contract for which Originator has been unable, after diligent effort, to obtain consent to disclosure), and (ii) to visit the offices and properties of Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Originator's financial condition or the Receivables and the Related Security or Originator's performance under any of the Transaction Documents or Originator's performance under the Contracts and, in each case, with any of the officers or employees of Originator having knowledge of such matters (each of the foregoing examinations and visits, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Amortization Event (under and as defined in the Purchase Agreement) has occurred and is continuing, the number of Reviews in any one calendar year shall be limited to a maximum of four (4) and; PROVIDED, FURTHER, that, Originator shall not be responsible for the reasonable costs and expenses of more than two (2) Reviews in any one calendar year unless (X) the immediately preceding audit was unsatisfactory to the Agent with respect to missing information, erroneous reporting, other non-compliance with the provisions of the Transaction Documents or questions that have not been answered to the Agent's satisfaction, or (Y) the Aggregate Invested Amount (under and as defined in the Purchase Agreement) exceeds an amount equal to 0.75 times the difference between the most recently computed Net Pool Balance (under and as defined in the Purchase Agreement) and the most recently computed Required Reserve (under and as defined in the Purchase Agreement).

               (e) Keeping and Marking of Records and Books.

                    (i) Originator will maintain and implement administrative
               and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all

               Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                    (ii) Originator will (A) on or prior to the date hereof,
               mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the Receivable Interests of the Agent (on behalf of the Purchasers) under the Purchase Agreement and (B) upon the request of Buyer (or its assigns) following the occurrence of a Termination Event: (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables and further describing the Receivable Interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to such Receivables.

               (f) Compliance with Contracts and Credit and Collection Policy. Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

               (g) Ownership. Originator will take all necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables and the Collections and (B) all of Originator's right, title and interest in the Related Security associated with the Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the PPSA (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other necessary or desirable action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request); provided that at such time following the Termination Date when any amounts owing by Originator have been paid in full and this Agreement terminates in accordance with its terms, Buyer shall, at the request and expense of Originator, execute all such discharges of any such filings as may be reasonably requested by Originator, including a reconveyance of any Receivables sold to Buyer under the Quebec Assignment.

               (h) Purchasers' Reliance. Originator acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon Buyer's identity as a legal entity that is separate from Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of Originator and any Affiliates thereof and not just a division of Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the "separateness covenants" set forth in Section 7.1(i) of the Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations Sections 1.1502-33(d) and 1.1552-1.

               (i) Collections. Originator will cause (1) all proceeds from all Lock-Boxes (including, without limitation, all checks received therein) to be directly deposited by a Collection Bank into a Collection Account no later than the end of the Business Day on which such Proceeds were received in such Lock-Boxes, except for postdated checks, which will be delivered to the Agent in accordance with the Collection Account Agreement, and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Originator or any Affiliate of Originator, Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and/or control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement. To the extent that any Obligors make payment under their Receivables by way of electronic funds transfer or any similar means of payment to an account other than a Collection Account, Seller shall, promptly (and in any event, within 2 weeks) after the date hereof, irrevocably notify such Obligors to direct such payments to the applicable

          Collection Account and hereafter take such further steps as may be reasonably necessary to ensure that they do so direct such payments.

               (j) Taxes. Originator will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Originator will pay when due any taxes payable in connection with the Receivables, including, without limitation, any GST, PST or other sales taxes payable in connection with the Receivables and their creation and satisfaction, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

     Section 4.2 Negative Covenants of Originator. Until the date on which this Agreement terminates in accordance with its terms, Originator hereby covenants that:

               (a) Name Change, Offices and Records. Originator will not change its (i) jurisdiction of organization, (ii) name, (iii) identity or structure (within the meaning of Article 9 of the Alabama enactment of the UCC) or relocate its chief executive office or domicile at any time while the location of its chief executive office or domicile is relevant to perfection of Buyer's interest in the Receivables or the associated Related Security and Collections or any office where Records are kept unless it shall have: (i) given Buyer (and the Agent, as its assignee) at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent (as Buyer's assignee) (to the extent applicable under applicable law) all financing statements, financing change statements, instruments and other documents reasonably requested by the Agent in connection with such change or relocation.

               (b) Change in Payment Instructions to Obligors. Originator will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that Originator may make changes in instructions to Obligors without any prior notice regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account. Originator will not deposit or authorize the deposit of any funds into any Collection Account other than Collections.

               (c) Modifications to Contracts and Credit and Collection Policy. Except as otherwise expressly permitted by the Transaction Documents, Originator will not make any change to the Credit and Collection Policy that could reasonably be expected to adversely affect the collectibility of the Receivables or decrease the credit quality of any of its newly created Receivables. Originator will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto.

               (d) Sales, Liens. Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement or other registration) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under Originator.

               (e) Accounting for Purchase. Originator will not, and will not permit any Affiliate to, financially account (whether in financial statements or otherwise) for the transactions contemplated hereby in any manner other than the sale or other outright conveyance by Originator to Buyer of the Receivables and the associated Related Security or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of such Receivables and Related Security by Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V
                               TERMINATION EVENTS

     Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                    (a) Originator shall fail to make any payment or deposit
               required hereunder when due and such failure shall continue for three (3) consecutive Business Days.

                    (b) Originator shall fail to perform or observe any term,
               covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) or under any other Transaction Document to which it is a party and such failure shall continue for seven (7) consecutive Business Days.

                    (c) Any representation, warranty, certification or statement made by Originator in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made; PROVIDED THAT any misrepresentation or certification for which Buyer has actually received a Sale Price Credit shall not constitute a Termination Event hereunder.

                    (d) Failure of Originator to pay any Indebtedness when due in excess of $2,500,000 (or the Canadian Dollar Equivalent thereof); or the default by Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                    (e) (i) Originator or any of its Subsidiaries shall
               generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or
               (ii) any proceeding shall be instituted by or against Originator or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, arrangement or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or any receiver, trustee or other similar official for Originator or any of its Subsidiaries or for any substantial part of its property shall be appointed, whether under private right or pursuant to any such proceeding; or (iii) Originator or any of its Subsidiaries shall take any corporate or other action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection
               (e).

                    (f) A Change of Control shall occur.

                    (g) One or more final judgments for the payment of money in an amount in excess of $2,500,000 (or the Canadian Dollar Equivalent thereof), individually or in the aggregate, shall be entered against Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                    (h) An ERISA Event shall occur with respect to a Pension
               Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Originator under Title IV of ERISA to such Pension Plan, such Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded-Pension Liability among all Pension Plans at any time exceeds $1,000,000 (or the Canadian Dollar Equivalent thereof); or (iii) Originator or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000 (or the Canadian Dollar Equivalent thereof).

                    (i) Bank Agent shall deliver a Receivables Termination
               Notice under and as defined in the Intercreditor Agreement.

                    (j) The "Amortization Date" (under and as defined in the
               Purchase Agreement) or the "Termination Date" (under and as defined in the U.S. Receivables Sale Agreement) shall occur.

     Section 5.2 Remedies. Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by Originator; PROVIDED, HOWEVER, that upon the occurrence of a Termination Event described in Section 5.1(e), or of an actual or deemed entry of an order for relief with respect to Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the PPSA, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

     Section 6.1 Indemnities by Originator. Without limiting any other rights that Buyer may have hereunder or under applicable law, Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable legal and attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, EXCLUDING, HOWEVER:

               (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

               (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

               (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Receivable Interests under the Purchase Agreement as a loan or loans by the Purchasers to Buyer secured by, among other things, the Receivables, the Related Security and the Collections;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of Originator or limit the recourse of Buyer to Originator for amounts otherwise specifically provided to be paid by Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses (a), (b) and (c) above, Originator shall indemnify Buyer for Indemnified Amounts relating to or resulting from:

               (i) any representation or warranty made by Originator (or any officers of Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by Originator pursuant hereto or thereto for which Buyer has not received a Sale Price Credit that shall have been false or incorrect when made or deemed made;

               (ii) the failure by Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto (including without limitation, privacy laws), or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vi) the commingling of Collections of Receivables at any time with other funds;

               (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document with respect to Originator, the transactions contemplated hereby, Originator's use of the proceeds of the Purchase from it hereunder, the ownership of the Receivables or any other investigation, litigation or proceeding relating to Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix) any Termination Event described in Section 5.1(e);

               (xi) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables and the associated Collections, and all of Originator's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

               (xii) the failure to have filed, or any delay in filing, financing statements, financing change statements or other similar instruments or documents under the PPSA of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase from Originator hereunder or at any subsequent time;

               (xiii) any action or omission by Originator which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;

               (xiv) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by Buyer (or its assigns) as a result of the purchase of any Receivables;

               (xv) any attempt by any Person to void the Purchase from Originator hereunder under statutory provisions or common law or equitable action;

               (xvi) the failure of any Receivable reflected as an Eligible Receivable on any Purchase Report prepared by Originator to be an Eligible Receivable at the time acquired by Buyer;

               (xvii) any present or future Taxes (as defined in Section 6.3) or similar charges or imposts, together with all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables or any Related Security, the financing of such purchase or ownership by Buyer or the servicing of the Receivables, including without limitation, any withholding taxes that are imposed by Canada or any political subdivision thereof on any Indemnified Party or that are withheld from any Collections or other payments made hereunder, and any such taxes or similar charges or imposts that are imposed on any Indemnified Party as a result of such Indemnified Party having a permanent establishment in Canada or being found to be carrying on business in Canada (unless it acquired such permanent establishment or commenced to be carrying on business in Canada otherwise than as a result of the transactions contemplated hereby or by the other Transaction Documents); provided that promptly following an Authorized Officer of any Indemnified Party becoming aware of receipt (the "Receipt") by such Indemnified Party of a written claim (the "Claim") from Canadian tax authorities for payment of any Taxes in respect of which this clause (xvii) would apply, such Indemnified Party shall notify Originator thereof; and provided, further, that failure or delay in giving any such notice shall not affect the rights of such Indemnified Party under this clause (xvii) except that, if such notice is not given within 30 days after such Authorized Officer becomes aware of such Receipt, and no employee or advisor of Originator or any Affiliate thereof has, within such 30 day period, otherwise learned of such Claim (or that Canadian tax authorities have made or may make a claim for payment of any Taxes that are the subject of such Claim), Originator will not be liable to such Indemnified Party in respect of any interest or penalties under this clause (xvii) on or with respect to such Taxes to the extent that such interest or penalties accrue after the end of such 30 day period and before the date an employee or advisor of Originator or any Affiliate thereof learns of such Claim (or that Canadian tax authorities have made or may make a claim for payment of any Taxes that are the subject of such Claim), and

               (xviii) any reduction in the value of Canadian dollars as compared to US dollars (based on the Bank of Canada noon spot rate between such currencies), between the date of payment of the Sale Price in respect of any Receivable and the date of collection of any amounts owing thereunder.

Notwithstanding the foregoing, (1) the foregoing indemnification contained in this Section 6.1 is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Receivables conveyed hereunder; and (2) nothing in this Section 6.1 shall require Originator to indemnify any Indemnified Party for Receivables which are not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy, creditworthiness or financial inability to pay of the applicable Obligor. The agreements in this subsection shall survive the collection of all Receivables, the termination of this Agreement and the payment of all amounts payable hereunder.

     Section 6.2 Other Costs and Expenses. Originator shall pay to Buyer on demand all reasonable costs and out-of-pocket expenses (including outside counsel fees) in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Originator shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable outside counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

     Section 6.3 Payments Free and Clear of Taxes, Etc.

               (a) Any and all payments required to be made by Originator hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Buyer or its assigns, taxes imposed on its income by the United States (other than withholding taxes on interest), and franchise taxes and net income taxes (or equivalent taxes computed under alternative methods, at least one of which is based on net income) imposed on it by the jurisdiction under the laws of which Buyer or its assigns (as the case may be) is organized or by any political subdivision thereof (all such non excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If Originator shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to (or for the benefit of) Buyer or its assigns, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Buyer or its assigns (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) Originator shall make such deductions and (iii) Originator shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) In addition, Originator agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, other than U.S. federal taxes except for withholding taxes on interest (hereinafter referred to as "OTHER TAXES").

               (c) Originator will indemnify Buyer or its assigns for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by Buyer or its assigns (as the case may be) or deducted from any Collections (including any Taxes or amounts on account of Taxes deducted by any Obligor) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that Seller will be entitled to reimbursement of amounts paid pursuant to this Section 6.3(c) that are ultimately determined not to be correctly or legally asserted. This indemnification shall be made within 30 days from the date Buyer or its assigns (as the case may be) makes written demand therefor. A certificate as to the amount of such indemnification submitted to Originator by Buyer or its assigns (as the case may be) setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.

     Section 6.4 Currency.

               (a) Unless otherwise expressly stated in this Agreement, to the extent that any Receivables are denominated in Canadian dollars, references herein to the balance or amount of such Receivables or Collections thereof, including the Outstanding Balance thereof, shall be deemed for all purposes to be references to the U.S. Dollar Equivalent of such balance or amount of such Receivables or Collections thereof denominated in Canadian dollars.

               (b) Originator will each make all payments of amounts owing by it hereunder in the currency (the "ORIGINAL CURRENCY") in which such amount is expressed or due. If Originator makes any such payment to Buyer or any other Indemnified Party in a currency (the "OTHER CURRENCY") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of such party hereunder in respect of such amount owing only to the extent of the amount of the Original Currency which Buyer or such Indemnified Party is able to purchase, with the amount it receives on the date of receipt. If the amount of the Original Currency which Buyer or such Indemnified Party is able to purchase is less than the amount of such currency originally so due in respect of such amount, Originator will indemnify and save Buyer or such Indemnified Party, as applicable, harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute an obligation separate and independent from the other obligations contained in this Agreement, will give rise to a separate and independent cause of action, will survive termination hereof, will apply irrespective of any indulgence granted by Buyer or such Indemnified Party and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Waivers and Amendments.

               (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Originator and Buyer and, to the extent required under the Purchase Agreement, the Agent and the Liquidity Banks or the Required Liquidity Banks. Any material amendment, supplement, modification of waiver will require satisfaction of the Rating Agency Condition.

     Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy, e-mail or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses, e-mail addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid, (c) if given by e-mail, upon sender's receipt of an acknowledgement from the intended recipient of a return e-mail, which may be delivered through a "request a read receipt for this message" function, as available, or other written acknowledgement, in each case acknowledging that sender's e-mail has been read or (d) if given by any other means, when received at the address specified in this Section 7.2; provided that such notice or other communication shall not be given by mail during any actual or apprehended disruption of applicable postal services.

     Section 7.3 Protection of Ownership Interests of Buyer.

               (a) Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder in the Receivables and the related Collections and Related Security, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time, Buyer (or its assigns) may, at Originator's sole cost and expense, direct Originator to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

               (b) If Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to), after delivery of notice to Originator (which notice shall not be required after the occurrence of a Termination Event), perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by Originator as provided in Section 6.2. Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Originator (i) to execute on behalf of Originator as debtor and to file financing statements, financing change statements and other registrations necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement, financing change statement or other registration with respect to the Receivables as a financing statement, financing change statement or other registration in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables. This appointment is coupled with an interest and is irrevocable. Originator hereby authorizes Buyer (or its assigns) to file financing statements, financing change statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of Originator, in such form and in such offices as Buyer (or any of its assigns) reasonably determines appropriate to perfect or maintain the perfection of the ownership interests of Buyer (or its assigns) hereunder, and Originator approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent (as Buyer's assignee) in connection with the perfection of the ownership interests in favor of Buyer or the Agent (as Buyer's assignee).

     Section 7.4 Confidentiality.

               (a) Originator and Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter and the other confidential or proprietary information with respect to the Agent and Variable Funding and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Originator and its officers and employees may disclose such information to Originator's external accountants, attorneys and other advisors and as required by any applicable law or order of any judicial or administrative proceeding, provided that each such Person is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential.

               (b) Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Liquidity Banks or Variable Funding by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), (iii) to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Variable Funding or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia or any of its Affiliates acts as the administrative agent and
          (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, PROVIDED each such Person described in the foregoing clause (iv) is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

               (c) Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

     Section 7.5 Bankruptcy Petition.

     (a) Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Variable Funding, it will not institute against, or join any other Person in instituting against, Variable Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or the laws of Canada or any province thereof.

     (b) Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or the laws of Canada or any province thereof.

     (c) Without limiting any other rights that Buyer or Variable Funding may have at law or in equity, Originator agrees the damages alone would not be an adequate remedy for the irreparable injury that would result from violation of this Section 7.5, and that injunctive or similar relief (including an order of specific performance) will be available to Buyer or Variable Funding in the event of any violation of this Section.

     Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Originator, Buyer, Variable Funding, the Agent or any Liquidity Bank, no claim may be made by any such Person (or its Affiliates, directors, officers, employees, attorneys or agents) against any such other Person (or its Affiliates, directors, officers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto, on behalf of itself and its Affiliates, directors, officers, employees, attorneys, agents, successors and assigns, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE LAW OF CANADA APPLICABLE THEREIN.

     Section 7.8 CONSENT TO JURISDICTION. ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 7.10 Integration; Binding Effect; Survival of Terms, Third Party Beneficiary.

               (a) This Agreement and each other Transaction Document contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               (b) This Agreement shall be binding upon and inure to the benefit of Originator, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of Originator. Without limiting the foregoing, Originator acknowledges that Buyer, pursuant to the Purchase Agreement, may assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Originator pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.

               (c) All rights of any Indemnified Party other then Buyer, and of Variable Funding under Section 7.5, are held by Buyer in trust for each such Indemnified Party and for Variable Funding, and may be exercised and enforced directly by any such Indemnified Party or by Variable Funding.

     Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "ARTICLE", "SECTION", "SCHEDULE" or "EXHIBIT" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

     Section 7.12 Acknowledgement of Receipt/Waiver. Originator acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement in respect of any registered financing statement or financing change statement prepared, registered or issued in connection with this Agreement.

     Section 7.13 Language. This Agreement and all related documents have been written in the English language at the express request of the parties. Le present contrat ainsi que tous les documents s'y rattachant ont ete rediges en anglais a la demande expresse des parties

                  [Remainder of Page Intentionally Left Blank]
                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                   WOLVERINE TUBE (CANADA) INC.



                                   By:      /s/  Johann R. Manning, Jr.
                                      ---------------------------------
                                   Name:
                                   Title:

                                   Address:      Wolverine Tube (Canada) Inc.
                                                 1010 Clarke
                                                 P.O. Box 6515 Station D
                                                 London, Ontario
                                                 N5W 5S9

                                   Attention:    Tim Watkin
                                   Telephone:    519-455-0770
                                   Facsimile:    519-455-0128
                                   Email:        watkint@wlv.com




                                   DEJ 98 FINANCE, LLC



                                   By:      /s/ James E. Deason
                                      ---------------------------------
                                   Name:
                                   Title:

                                   Address:      200 Clinton Avenue, Suite 1100
                                                 Huntsville, AL 35801
                                   Attention:    James E. Deason
                                   Telephone:    256-580-3625
                                   Facsimile:    256-580-3996
                                   Email:        deasonj@wlv.com




                                       S-1
                 [Signature Page to Receivables Sale Agreement]

                                    EXHIBIT I

                                   Definitions

                  This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). IF A CAPITALIZED TERM IS USED IN THE AGREEMENT, OR ANY EXHIBIT OR SCHEDULE THERETO, AND IS NOT OTHERWISE DEFINED THEREIN OR IN THIS EXHIBIT I, SUCH TERM SHALL HAVE THE MEANING ASSIGNED THERETO IN EXHIBIT I TO THE PURCHASE AGREEMENT (HEREINAFTER DEFINED).

                  "AGENT" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "AGREEMENT" means the Canadian Receivables Sale Agreement, dated as of April 4, 2006, among Originator and Buyer, as the same may be amended, restated or otherwise modified.

                  "APPLICABLE STATE" has the meaning set forth in Section 2.1(a) of the Agreement.

                  "BUYER" has the meaning set forth in the preamble to the Agreement.

                  "CALCULATION PERIOD" means each fiscal month of Parent or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the initial Purchase hereunder and the final Calculation Period shall terminate on the Termination Date.

                  "CANADIAN DOLLAR EQUIVALENT" means, at the date of determination, the amount of Canadian dollars that the Agent could purchase, in accordance with its normal practice, with a specified amount of U.S. dollars based on the Bank of Canada noon spot rate on such date.

                  "CHANGE OF CONTROL" means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding voting Equity Interests of Parent, or (b) Parent ceases to own, directly or indirectly, 100% of the outstanding voting Equity Interests of Originator.

                  "CREDIT AND COLLECTION POLICY" means Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT V, as modified from time to time in accordance with the Agreement.

                  "DEBTOR RELIEF LAWS" has the meaning set forth in Section 2.1(s).

                  "DEFAULT FEE" means a per annum rate of interest equal to the sum of (i) the Prime Rate, PLUS (ii) 2% per annum.



                                  Exhibit I-1

                  "DESIGNATED ACCOUNT" has the meaning set forth in Section 1.2(a).

                  "DISCOUNT FACTOR" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, PROVIDED THAT any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Sale Price payment made prior to the Calculation Period during which Originator and Buyer agree to make such change. As of the date hereof, the Discount Factor in respect of Eligible Receivables is 1.25% and the Discount Factor in respect of all other Receivables is 1.25%

                  "EQUITY INTERESTS" means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with Originator within the meaning of Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Originator or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Originator or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Tide IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Originator or any ERISA Affiliate.


                                  Exhibit I-2

                  "GST" means all goods and services tax payable under Part IX of the Excise Tax Act (Canada), all QST and all harmonized sales tax in the Provinces of Nova Scotia, Newfoundland and New Brunswick payable under the Excise Tax Act (Canada), as such statutes may be amended, modified, supplemented or replaced from time to time, including any successor statute.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 6.1.

                  "INITIAL CUTOFF DATE" means March 26, 2006.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition or operations of Originator and its Subsidiaries, considered as a whole, (ii) the ability of Originator to perform its obligations under the Agreement or any other Transaction Document to which it is a party,
(iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) Originator's, Buyer's, the Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which Originator or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                   "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control.

                  "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate articles or charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

                  "ORIGINAL BALANCE" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

                  "ORIGINATOR" has the meaning set forth in the preamble to the Agreement.

                  "PARENT" has the meaning set forth in the preamble to the Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.


                                  Exhibit I-3

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Originator sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Originator or any of its ERISA Affiliates sponsors or maintains or to which Originator or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

                  "PPSA" means, with respect to any jurisdiction in Canada, the personal property security or similar legislation applicable in such jurisdiction, including with respect to the jurisdictions of Canada other than Quebec, the Personal Property Security Act applicable in such jurisdictions, in each case as from time to time in effect.

                  "PST" means all taxes payable under the Retail Sales Tax Act (Ontario) or any similar statute of another jurisdiction of Canada, other than GST and QST.

                  "PURCHASE" means the purchase by Buyer from Originator pursuant to Section 1.1(a) of the Agreement of the Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.

                  "PURCHASE AGREEMENT" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "PURCHASE REPORT" has the meaning set forth in Section 1.1(b) of the Agreement.

                  "QUEBEC ASSIGNMENT" means an agreement substantially in the form of Exhibit VI attached hereto.

                  "QST" means the tax payable under the Act Respecting the Quebec Sales Tax, R.S.Q. c.T-01, as amended.

                  "RECEIVABLE" means all rights to payment owed to Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Agreement) or to Buyer (after giving effect to the transfers under the Agreement), whether constituting an account, a claim, a promissory note or an intangible arising in connection with the sale of goods by Originator (other than any such sale to a natural Person), excluding the obligation to pay any PST or Finance Charges with respect thereto, but including, for greater certainty, any GST and QST with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding


                                  Exhibit I-4
sentence shall be a Receivable regardless or whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                  "RELATED SECURITY" means, with respect to any Receivable:

                           (i) all of Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                           (ii) all other security interests, liens or other Adverse Claims and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                           (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                           (iv) all service contracts and other contracts and agreements associated with such Receivable,

                           (v) all Records related to such Receivable,

                           (vi) all of Originator's right, title and interest in each Lock-Box and each Collection Account, and

                           (vii) all proceeds of any of the foregoing.

                  "REPORTABLE EVENT" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "SALE PRICE" means, with respect to the Purchase from Originator, the aggregate price (expressed in U.S. dollars) to be paid by Buyer to Originator for the Purchase in accordance with Section 1.2 of the Agreement for the Receivables and the associated Collections and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, MULTIPLIED BY (y) one MINUS the Discount Factor in effect on such date, minus (ii) any Sale Price Credits to be credited against the Sale Price otherwise payable in accordance with Section 1.3 of the Agreement.

                  "SALE PRICE CREDIT" has the meaning set forth in Section 1.3 of the Agreement.


                                  Exhibit I-5

                  "SANCTIONED COUNTRY" means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time.

                  "SANCTIONED PERSON" means (a) a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or
(iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

                  "TAX CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "TERMINATION DATE" means the earliest to occur of (i) the Facility Termination Date (as defined in the Purchase Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(e), (iii) the Business Day specified in a written notice from Buyer to Originator following the occurrence of any other Termination Event, and (iv) the date which is 10 Business Days after Buyer's receipt of written notice from Originator that it wishes to terminate the facility evidenced by this Agreement.

                  "TERMINATION EVENT" has the meaning set forth in Section 5.1 of the Agreement.

                  "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Collection Account Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "UNMATURED TERMINATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  "U.S. DOLLAR EQUIVALENT" means, at the date of determination, the amount of U.S. dollars that the Agent could purchase, in accordance with its normal practice, with a specified amount of Canadian dollars based on the Bank of Canada noon spot rate on such date.

                  "VARIABLE FUNDING" has the meaning set forth in the Preliminary Statements to the Agreement.

                  ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN THE PPSA OF ONTARIO, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH PPSA. EXCEPT AS OTHERWISE EXPRESSLY STATED, ALL REFERENCES TO DOLLAR AMOUNTS ARE TO SUCH AMOUNTS IN US DOLLARS.



                                  Exhibit I-6

                                   EXHIBIT II

                    Places of Business; Locations of Records;
                                   Other Names


------------------------------------------------------------------------------------------------------------------------------------
                                       PLACES OF BUSINESS; LOCATIONS OF RECORDS; OTHER NAMES
------------------------------------------------------------------------------------------------------------------------------------
LEGAL NAME                PLACES OF BUSINESS       CHIEF EXECUTIVE                LOCATION OF         DOMICILE        TRADE AND
(JURISDICTION OF                                   OFFICE                         RECORDS                             ASSUMED NAMES
ORGANIZATION)
------------------------------------------------------------------------------------------------------------------------------------
Wolverine Tube            1.  1010 Clarke Road       Johann (Chip) R.             London, Ontario       London,       N/A
(Canada) Inc.                 London, Ontario        Manning, Jr., President,                           Ontario
                              N5V 3B2                Alabama

                          2.  10930 Sherbrooke
                              Street East                                         Montreal Quebec
                              Montreal, Quebec
                              H1B 1B4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------




                                  Exhibit II-1

                                   EXHIBIT III

                Lock-boxes; Collection Accounts; Collection Banks






















                                  Exhibit III-1

                                   EXHIBIT IV

                         Form of Compliance Certificate


                  This Compliance Certificate is furnished pursuant to that certain Canadian Receivables Sale Agreement dated as of April 4, 2006, among Wolverine Tube (Canada) Inc. ("ORIGINATOR") an Ontario corporation and DEJ 98 Finance, LLC, a Delaware limited liability company (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly appointed Senior Vice-President and Chief Financial Officer of Originator.

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Originator and its Subsidiaries during the accounting period covered by the attached financial statements.

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

                  [4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Originator has taken, is taking, or proposes to take with respect to each such condition or event:
_____________________].

                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of April, 2006.

                                           ----------------------------
                                           James E. Deason





                                  Exhibit IV-1

                                    EXHIBIT V

                          Credit and Collection Policy

                                   [attached]



















                                  Exhibit V-1

                                   EXHIBIT VI


                  FORM OF QUEBEC ASSIGNMENT


























                                  Exhibit VI-2

                                   EXHIBIT VII

                            [Form of] Purchase Report

          For the Calculation Period beginning [date] and ending [date]

                                   ------------

TO:  BUYER AND THE AGENT (AS BUYER'S ASSIGNEE)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Balance of all Receivables sold
during the period:                                        $_____________                                        A
----------------------------------------------------------------------------------------------------------------------
LESS:  Aggregate Outstanding Balance of all Receivables
sold during such period which were not Eligible
Receivables on the date when sold:                       ($____________)                                      (B)
----------------------------------------------------------------------------------------------------------------------
EQUALS:  Aggregate Outstanding Balance of all Eligible
Receivables sold during the period (A - B):                                          $___________               =C
----------------------------------------------------------------------------------------------------------------------
LESS:  Sale Price discount during the Period:            ($____________)                                      (D)
----------------------------------------------------------------------------------------------------------------------
EQUALS:  Gross Sale Price Payable during the period
(C -- D)                                                                             $____________              =E
----------------------------------------------------------------------------------------------------------------------
LESS:  Total Sale Price Credits arising during the
Period:                                                   ($____________)                                       (F)
----------------------------------------------------------------------------------------------------------------------
EQUALS:  Net Sale Price payable during the Period
(E - F):                                                                             $____________              =G
----------------------------------------------------------------------------------------------------------------------
Cash Sale Price Paid to Originator during the Period:     $_____________                                         H
----------------------------------------------------------------------------------------------------------------------





                                 Exhibit VII-1

                                   SCHEDULE A

                       DOCUMENTS TO BE DELIVERED TO BUYER
                           ON OR PRIOR TO THE PURCHASE



1. Executed copies of the Canadian Receivables Sale Agreement, the Quebec Assignment and the Purchase Agreement, duly executed by the parties thereto, together with, in the case of the Purchase Agreement, all exhibits thereto and closing documents and opinions required thereunder.

2. Copy of the Credit and Collection Policy to attach to the Canadian Receivables Sale Agreement as an Exhibit.

3. A certificate of Originator's Senior Vice President and Chief Financial Officer certifying:

                    (a) A copy of the Resolutions of the Board of Directors of
               Originator, authorizing Originator's execution, delivery and performance of the Canadian Receivables Sale Agreement and the other documents to be delivered by it thereunder;

                    (b) A copy of the Organizational Documents of Originator;

                    (c) Good Standing Certificates for Originator issued by its jurisdiction of incorporation and each jurisdiction where it has material operations; and

                    (d) The names and signatures of the officers executing the
               Canadian Receivables Sale Agreement and any other documents to be delivered by it thereunder.

4.       PPSA searches against Originator from the following jurisdictions:

                    (a) Ontario; and

                    (b) Quebec.

5. Time stamped receipt copies of proper financing statements or other registrations, duly filed under the PPSA on or before the date of the Canadian Receivables Sale Agreement in all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the PPSA of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Canadian Receivables Sale Agreement; provided that any such registrations in Quebec may be made immediately following execution of the Canadian Receivables Sale Agreement.



                                  Schedule A-1

6. Time stamped receipt copies of proper PPSA termination or discharge statements, if any, and such other releases and estoppel certificates as may be necessary or, in the opinion of Buyer (or its assigns), desirable, to release or confirm the non-applicability of all security interests and other rights of any Person in or potentially in the Receivables, Contracts or Related Security previously granted by Originator.

7. Executed Collection Account Agreements for each Lock-Box and Collection Account.

8. A favorable opinion of Ontario legal counsel for Originator reasonably acceptable to Buyer (and the Agent, as Buyer's assignee) as to such matters and in form acceptable to Buyer and its assigns.

9. A "TRUE SALE", "SUBSTANTIVE CONSOLIDATION" and tax opinion of Ontario counsel to Buyer or its assigns with respect to the transactions contemplated by the Canadian Receivables Sale Agreement, in form acceptable to Buyer and its assigns.

10. A Certificate of Originator's Senior Vice President and Chief Financial Officer certifying that, as of the date hereof, no Termination Event or Unmatured Termination Event exists and is continuing.

11. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Canadian Receivables Sale Agreement.

12. If applicable, a direction letter executed by Originator authorizing Buyer (and the Agent, as its assignee) and directing warehousemen to allow Buyer (and the Agent, as its assignee) to inspect and make copies from Originator's books and records maintained at off-site data processing or storage facilities.







                                  Schedule A-2